UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: April 30, 2003
                        (Date of earliest event reported)



                           ASANTE' TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       0-22632                 77-0200286
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)               File Number)           Identification No.)


             821 Fox Lane                                        95131
             San Jose, CA                                      (Zip Code)
(Address of principal executive offices)


        Registrant's telephone number, including area code (408) 435-8401

Item 7. Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Exhibits.

                      99.1     Press Release

Item 9. Regulation FD Disclosure.

The purpose of this report on Form 8-K is to disclose that Asante Technologies, Inc. issued a press release on April 30, 2003 announcing its unaudited financial results for the three and six month period ended March 29, 2003. The unaudited information contained in this earnings announcement has been compiled in accordance with generally accepted accounting principles. Management believes the prompt release of this information will be useful to investors in evaluating the Company's financial condition and results of operation for the three and six month period ended March 29, 2003. The press release referred to under this Item 9 is being furnished to comply with the interim requirements of Item 12 of Form 8-K.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ASANTE' TECHNOLOGIES, INC.

Date:  May 5, 2003                   By:
                                        ----------------------------------------
                                         Anthony Contos, Chief Financial Officer